UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2017
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois (State or other jurisdiction of Incorporation)	001-35077 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)
9700 West Higgins Road Rosemont, Illinois (Address of principal executive offices)		60018 (Zip Code)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On December 15, 2017, an indirect subsidiary of Wintrust Financial Corporation (“Wintrust”), First Insurance Funding of Canada Inc. (“First Canada) entered into the Third Amending Agreement, dated as of December 15, 2017 (the “Amendment”) to the Receivables Purchase Agreement dated as of December 16, 2014 (as amended, the “Receivables Purchase Agreement”) by and between First Canada and CIBC Mellon Trust Company, in its capacity as trustee of Plaza Trust (“Plaza Trust”), by its financial services agent, Royal Bank of Canada.
Pursuant to the Amendment, the commitment maturity date of the Receivables Purchase Agreement has been extended to December 16, 2019 and the facility limited has been increased from $160 million to $170 million. In addition, the Amendment includes technical and ministerial changes.
Additionally, pursuant to a Performance Guarantee dated as of December 16, 2014, and confirmed as of December 15, 2017, made by Wintrust in favor of Plaza Trust, Wintrust guarantees the performance of First Canada of its obligations under the Receivables Purchase Agreement (“Third Amendment of Performance Guarantee”) and any subsequent amendments thereto.
The foregoing descriptions of the Amendment and Third Amendment of Performance Guarantee are qualified in their entirety by the full text of such agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Third Amending Agreement, dated as of December 15, 2017, by and between First Insurance Funding of Canada Inc. and CIBC Mellon Trust, in its capacity as trustee of Plaza Trust, by its Financial Service Agent, Royal Bank of Canada.

10.2	Performance Guarantee Confirmation made as of December 15, 2017 by Wintrust Financial Corporation in favor of CIBC Mellon Trust Company, Plaza Trust.

EXHIBIT INDEX

Exhibit No.	Description

10.1
Third Amending Agreement, dated as of December 15, 2017, by and between First Insurance Funding of Canada Inc. and CIBC Mellon Trust, in its capacity as trustee of Plaza Trust, by its Financial Service Agent, Royal Bank of Canada.

10.2	Performance Guarantee Confirmation made as of December 15, 2017 by Wintrust Financial Corporation in favor of CIBC Mellon Trust Company, Plaza Trust.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary

Date: December 18, 2017

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